Global X Funds
(the “Trust”)

GLOBAL X HEALTH CARE COVERED CALL & GROWTH ETF (HYLG)
GLOBAL X FINANCIALS COVERED CALL & GROWTH ETF (FYLG)
GLOBAL X MSCI EMERGING MARKETS COVERED CALL ETF (EMCC)
GLOBAL X NASDAQ 100 ESG COVERED CALL ETF (QYLE)
GLOBAL X S&P 500 ESG COVERED CALL ETF (XYLE)

SUPPLEMENT DATED JANUARY 24, 2025
TO THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) FOR THE ABOVE SERIES OF THE TRUST (EACH A “FUND,” AND TOGETHER THE “FUNDS”) DATED MARCH 1, 2024, AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in each Fund’s Summary Prospectus, Statutory Prospectus and SAI.

1. As of February 10, 2025 (the “Effective Date”), the Underlying Index name for the Global X S&P 500 ESG Covered Call ETF is hereby changed from the Cboe S&P 500 ESG BuyWrite Index to the Cboe S&P 500 Scored & Screened BuyWrite Index and the Reference Index name for the Fund is hereby changed from the S&P 500 ESG Index to the S&P 500 Scored & Screened Index. All references to the Underlying Index name and Reference Index name are hereby replaced with each respective new name.

2. Liquidation of the Global X Health Care Covered Call & Growth ETF, Global X Financials Covered Call & Growth ETF, Global X MSCI Emerging Markets Covered Call ETF, Global X Nasdaq 100 ESG Covered Call ETF, and Global X S&P 500 ESG Covered Call ETF

The Board of Trustees (the “Board”) of the Global X Funds, based upon the recommendation of Global X Management Company LLC (the “Adviser”), the Trust’s investment adviser, on January 24, 2025, determined to liquidate and terminate the Funds. Due to each Fund’s assets remaining quite small and the expectation that the assets of each Fund will not grow sufficiently in the foreseeable future, the Adviser believes that it is in the best interests of each Fund and its shareholders for each Fund’s business and operations not to continue. After considering all the information presented to the Board, the Board concluded that it would be in the best interests of each Fund and its shareholders to liquidate and terminate each Fund. As of the close of regular trading on NYSE Arca Inc. (“NYSE Arca”), in the case of each Fund other than the Global X Nasdaq 100 ESG Covered Call ETF, and The NASDAQ Stock Market LLC (“NASDAQ”), in the case of the Global X Nasdaq 100 ESG Covered Call ETF on February 14, 2025 (the “Closing Date”), the shares of each Fund will cease trading on the NYSE Arca and NASDAQ, respectively, and will be closed to purchases by investors. In order to facilitate orderly capital markets activity, each Fund anticipates permitting purchases and redemptions of creation units in the Fund until it is delisted from the respective exchanges.

Shareholders may sell their holdings in the Funds prior to the close of regular trading on the Closing Date and customary brokerage charges may apply to these transactions. Prior to the Closing Date, each Fund will be in the process of winding up its operations in an orderly fashion and liquidating its portfolio. This necessary process will result in each Fund increasing its cash holdings, which may not be consistent with the Fund’s investment objective and strategy.

On or about February 21, 2025, each Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed their shares in an amount equal to the net asset value of their shares as of the close of business on that date. These distributions are taxable events. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. Once the distributions are complete, the Fund will terminate. The Adviser will bear all fees and expenses that may be incurred in connection with the liquidation of each Fund and the distribution of cash proceeds to investors in the Fund, other than brokerage fees and expenses.

For more information, please contact the Funds at 1-888-493-8631.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE